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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): September 1, 2005
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)


         Pennsylvania                   1-11152                   23-1882087
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)



781 Third Avenue, King of Prussia, PA                           19406-1409
(Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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                                Explanatory Note
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     We are  filing  this  Amendment  No. 1 to our  Current  Report  on Form 8-K originally filed with the Securities and Exchange Commission on September 8, 2005, to amend the Item Number from Item 1.01 to Item 8.01 and certain portions of the original text of the Form 8-K. There have been no changes to the patent license agreement referred to below.

Item 8.01.        Other Events.

     On September 1, 2005, InterDigital Communications Corporation's patent holding subsidiaries (collectively, "InterDigital") entered into a worldwide, non-transferable, non-exclusive, patent license agreement with Kyocera Wireless Corp., and its parent corporation, Kyocera Corporation, (collectively,
"Kyocera"). The five-year 3G patent license agreement covers the sale of terminal units compliant with cdma2000(R) technology and its extensions commencing July 1, 2004. InterDigital Technology Corporation, a wholly-owned subsidiary of InterDigital Communications Corporation, and Kyocera Corporation are also parties to a TDMA-technology patent license agreement, which remains in place.

     Under the terms of the new patent license agreement and subject to a Kyocera option to convert the license to a royalty-bearing basis, Kyocera is obligated to pay InterDigital a license fee of $50 million, which covers licensed product sales up to a specified threshold dollar amount. The $50 million fee is payable in four installments, including an initial payment of $20 million which we received in third quarter 2005. Subject to Kyocera's right to exercise its option, Kyocera is obligated to pay three additional $10 million installments due no later than the third quarters of 2006, 2007, and 2008, respectively.

     cdma2000(R) is a registered trademark of the Telecommunications Industry Association (TIA-USA).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ Lawrence F. Shay
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                                 Lawrence F. Shay
                                 General Counsel



Dated:  March 10, 2006


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